                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
             [X] Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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              180 East Fifth Street
               St. Paul, Minnesota                              55101
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    (Address of principal executive offices)                  (Zip Code)
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                                    Chi C. Ma
                         U.S. Bank National Association
                               One Federal Street
                                Boston, MA 02110
                                 (617) 603-6554

            (Name, address and telephone number of agent for service)

                                 ALKERMES, INC.
                     (Issuer with respect to the Securities)

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          PENNSYLVANIA                                  23-2472830
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)
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     88 SIDNEY STREET, CAMBRIDGE, MASSACHUSETTS                    02139-4136
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      (Address of Principal Executive Offices)                     (Zip Code)
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                 2 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2023
                       (TITLE OF THE INDENTURE SECURITIES)

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

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.
                   Comptroller of the Currency
                   Washington, D.C.

         b)   Whether it is authorized to exercise corporate trust powers.
                   Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
              None

ITEMS 3-15    Items 3-15 are not applicable because to the best of the
              Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1.   A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4.   A copy of the existing bylaws of the Trustee.*

         5.   A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939: Attached as Exhibit 6.

         7. Report of Condition of the Trustee as of JUNE 30, 2003, published pursuant to law or the requirements of its supervising or examining authority: Attached as Exhibit 7.

         8. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act: Not applicable.

* Incorporated by reference to Registration Number 333-67188 dated November 16, 2001.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 27TH DAY OF AUGUST 2003.

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By: /s/ CHI C. MA
                                                --------------------------------
                                                Chi C. Ma
                                                Vice President

By: /s/ SUSAN FREEDMAN
    --------------------------
    Susan Freedman
    Vice President

                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: August 27, 2003

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By: /s/ CHI C. MA
                                                --------------------------------
                                                Chi C. Ma
                                                Vice President

By: /s/ SUSAN FREEDMAN
    --------------------------
    Susan Freedman
    Vice President

                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 6/30/2003

                                    ($000'S)

                                                      6/30/2003
                                                     ------------
ASSETS

     Cash and Due From Depository Institutions       $ 11,987,100
     Federal Reserve Stock                                      0
     Securities                                        35,336,411
     Federal Funds                                      4,955,134
     Loans & Lease Financing Receivables              114,857,237
     Fixed Assets                                       1,864,465
     Intangible Assets                                  8,860,492
     Other Assets                                       8,735,830
                                                     ------------
         TOTAL ASSETS                                $186,596,669

LIABILITIES

     Deposits                                        $132,461,590
     Fed Funds                                          5,061,915
     Treasury Demand Notes                                      0
     Trading Liabilities                                  303,140
     Other Borrowed Money                              20,320,775
     Acceptances                                          150,586
     Subordinated Notes and Debentures                  6,326,523
     Other Liabilities                                  5,864,946
                                                     ------------
     TOTAL LIABILITIES                               $170,489,475

EQUITY

     Minority Interest in Subsidiaries               $    999,216
     Common and Preferred Stock                            18,200
     Surplus                                           11,015,123
     Undivided Profits                                  8,370,138
                                                     ------------
         TOTAL EQUITY CAPITAL                        $ 20,402,677

TOTAL LIABILITIES AND EQUITY CAPITAL                 $190,892,152

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION